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                                                        EXHIBIT 23
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           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
           -----------------------------------------


TO FALCON PRODUCTS, INC.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 2-98469, 33-15698, 33-46997, 33-46998, 333-18671, and 333-60735.




                                      ARTHUR ANDERSEN LLP

St. Louis, Missouri,
January 29, 1999